                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                            -------------------------

      Date of Report (Date of earliest event reported) : November 15, 2001

                          MERRILL LYNCH DEPOSITOR, INC.
             (ON BEHALF OF PUBLIC STEERS(R) SERIES 1998 F-Z4 TRUST) (Exact name of registrant as specified in its charter)

           DELAWARE                 333-29015              13-3891329
       (State or other             (Commission          (I.R.S. Employer
       jurisdiction of             File Number)        Identification No.)
        incorporation)

          WORLD FINANCIAL CENTER,                           10281
            NEW YORK,  NEW YORK                          (Zip Code)
           (Address of principal
             executive offices)

                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT


ITEM 1.         CHANGES IN CONTROL OF REGISTRANT

                Not Applicable

ITEM 2.         ACQUISITION OF DISPOSITION OF ASSETS

                Not Applicable

ITEM 3.         BANKRUPTCY OR RECEIVERSHIP

                Not Applicable

ITEM 4.         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                Not Applicable

ITEM 5.         OTHER EVENTS

                99.1 Distribution to holders of the Public STEERS(R) Series 1998 F-Z4 Trust Class A Certificates on November 15, 2001

ITEM 6.         RESIGNATION OF REGISTRANT'S DIRECTORS

                Not Applicable

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

                (a)     Financial statements of business acquired.

                        Not applicable

                (b)     Pro forma financial information.

                        Not applicable.

                (c)     Exhibits.

                        99.1 Trustee's report in respect of the November 15, 2001 distribution to holders of the Public STEERS(R) Series 1998 F-Z4 Trust Class A Certificates.

ITEM 8.         CHANGE IN FISCAL YEAR

                Not Applicable.

ITEM 9.         SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

                Not Applicable


                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                               MERRILL LYNCH DEPOSITOR, INC.

   Date:  December 10, 2001                    By:    /s/ Barry N. Finkelstein
                                               Name:  Barry N. Finkelstein
                                               Title: President

                                  EXHIBIT INDEX


        99.1 Trustee's report in respect of the November 15, 2001 distribution to holders of the Public STEERS(R) Series 1998 F-Z4 Trust Class A Certificates.